Exhibit 99.49

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-E

KEY PERFORMANCE FACTORS
July 31, 2000



Expected B Maturity 05/17/2010


Blended Coupon 7.9030%


Excess Protection Level
3 Month Average   3.59%
July, 2000   5.78%
June, 2000   1.40%
May, 2000  N/A


Cash Yield19.22%


Investor Charge Offs 4.57%


Base Rate 8.87%


Over 30 Day Delinquency 4.81%


Seller's Interest11.87%


Total Payment Rate14.13%


Total Principal Balance$55,010,319,976.67


 Investor Participation Amount$590,000,000.00


Seller Participation Amount$6,529,119,458.18